Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Global Music International, Inc. (the “Company”) on Form 10-QSB for the period ending December 31, 2006 (the “Report”), Corinne Fallacaro, Principal Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)  The information contained in the Report fairly presents, in all material respects, the Company’s financial position and results of operations.

Date: February 5, 2007                              /s/ Corinne Fallacaro
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Corinne Fallacaro
Principal Executive Officer and
Principal Accounting Officer